EX-5.g

PERSPECTIVE ADVANTAGE (R)(04/09)
                                                                     JACKSON(SM)
                                                 NATIONAL LIFE INSURANCE COMPANY

FIXED AND VARIABLE ANNUITY APPLICATION (VA220)
                                                  Home Office: Lansing, Michigan
                                                                 www.jackson.com
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CUSTOMER CARE:  800/873-5654
BANK OR FINANCIAL INSTITUTION CUSTOMER CARE: 800/777-7779
HOURS:  8:00 a.m. to 8:00 p.m. ET
FAX:  800/943-6761
E-MAIL:  contactus@jackson.com

FIRST CLASS MAIL:  P.O. Box 30314
                   Lansing, MI 48909-7814

OVERNIGHT MAIL:    1 Corporate Way
                   Lansing, MI 48951

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Broker/Dealer/External Account No. (if applicable)     Trade No. (if applicable)

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USE DARK INK ONLY - ALL PAGES MUST BE COMPLETED FOR "GOOD ORDER"
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REGISTRATION INFORMATION
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OWNER'S NAME (FIRST)        (MIDDLE)        (LAST)           Date of Birth (mm/dd/yyyy)    ___ SSN  ___ TIN (include dashes)

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OWNER'S NAME (IF OWNED BY A NON-NATURAL ENTITY)

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Physical Address (Required)                                             CITY            STATE           ZIP

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Mailing Address (if different from Physical Address)                    CITY            STATE           ZIP

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Sex          U.S. Citizen        Phone No. (include area code)         E-Mail Address        Broker/Dealer Account Number
__ M __ F    __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract on the first death of either Owner.)
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(FIRST)                 (MIDDLE)                        (LAST)                          ___ SSN  ___ TIN (include dashes)

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Physical Address (Required)               CITY            STATE           ZIP              Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Sex            U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                __ M __ F      __ Yes __ No
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ANNUITANT'S NAME (if other than Owner) (FIRST)   (MIDDLE)       (LAST)                     ___ SSN  ___ TIN (include dashes)

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Physical Address (number and street)      CITY            STATE           ZIP              Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Sex            U.S. Citizen      Phone No. (include area code)          E-Mail Address
                                __ M __ F      __ Yes __ No
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JOINT ANNUITANT'S NAME (if other than Joint Owner) (FIRST)   (MIDDLE)       (LAST)         ___ SSN  ___ TIN (include dashes)

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Physical (number and street)              CITY            STATE           ZIP              Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Sex            U.S. Citizen       Phone No. (include area code)
                                __ M __ F      __ Yes __ No
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                                                                                                                         Page 1 of 6
VDA 101CT 04/09                                           Connecticut                                                  V3495CT 04/09


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BENEFICIARY DESIGNATION - Please print
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Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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               Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)

Primary        ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner (Check One)     Date of Birth (mm/dd/yyyy)     Address (number and street)     City, State, ZIP
               ___ Spouse
               ___ Other _________________
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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
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               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
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               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
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               Relationship to Owner    Address (number and street)     City, State, ZIP

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ANNUITY TYPE
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__ IRA-Traditional*                       __ IRA - SEP                          __ Non-Tax Qualified
__ IRA - Roth*                            __ IRA - Stretch                      __ 401(k) Qualified Savings Plan
*Tax Contribution Years and Amounts:      __ Corporate Pension Plan             __ HR-10 (Keogh) Plan
Year:______   $______                                                           __ 403(b) TSA (Direct Transfer Only)
Year:______   $______                                                           __ Other -________

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TRANSFER INFORMATION
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                               Transfer request submitted directly to another institution?  __ Yes    __ No
Non-Qualified Plans Only       If yes, complete the following:
__ IRC 1035 Exchange           Anticipated Amount:                              $________________
__ Non-1035 Exchange           Anticipated Date of Receipt (mm/dd/yyyy):         ________________
Qualified Plans Only           Institution releasing funds: _____________________________________
__ Direct Transfer             Account Number: __________________________________________________
__ Direct Rollover             FOR APPLICANT INITIATED TRANSFERS, JACKSON(SM) WILL NOT TAKE ANY ACTION TO INITIATE THIS TRANSFER
__ Non-Direct Rollover         UNLESS WE ARE INSTRUCTED OTHERWISE.

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INITIAL PREMIUM                                                          INCOME DATE
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Amount of premium with application: $__________________                  PLEASE SPECIFY DATE (mm/dd/yyyy):__________________
  __ Check or __ Wire (check one)                                        If an Income Date is not specified, the Company will
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY(R)    default to the Latest Income Date as shown in the
                                                                         contract.
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STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS - MUST COMPLETE FOR "GOOD ORDER"
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I (We) certify that: (check one)
  __ I (We) do not have any existing life insurance policies or annuity contracts.
  __ I (We) do have existing life insurance policies or annuity contracts.  PRODUCER:  IF THE APPLICANT DOES HAVE EXISTING LIFE
     INSURANCE POLICIES OR ANNUITY CONTRACTS YOU MUST PRESENT AND READ TO THE APPLICANT THE NOTICE REGARDING REPLACEMENT (X0512 -
     STATE VARIATIONS MAY APPLY) AND RETURN THE NOTICE SIGNED BY BOTH THE PRODUCER AND THE APPLICANT, WITH THE APPLICATION

                                                   COMPLETE X0512 WHERE REQUIRED
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REPLACEMENT
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Are you replacing an existing life insurance policy or annuity contract? (check one)
  __ No
  __ Yes If "Yes", complete the following replaced company information.
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Company Name                                        Contract No.                Anticipated Transfer Amount
                                                                                $
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Company Name                                        Contract No.                Anticipated Transfer Amount
                                                                                $
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                                                                                                                         Page 2 of 6
VDA 101CT 04/09                                           Connecticut                                                  V3495CT 04/09



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OPTIONAL DEATH BENEFITS
                                    ONCE SELECTED THE OPTIONAL DEATH BENEFIT CANNOT BE CHANGED.
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If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

AN OPTIONAL DEATH BENEFIT MAY NOT BE SELECTED IN COMBINATION WITH LIFEGUARD FREEDOM DB (A GUARANTEED MINIMUM WITHDRAWAL BENEFIT.)

     1. ___ Optional Enhanced Death Benefit. (Ages 0-80)

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS

                                      ONCE SELECTED OPTIONAL BENEFITS CANNOT BE CHANGED.
            AGE LIMITATIONS APPLY BASED ON THE AGE OF THE OWNER(S) OR COVERED LIVES.  PLEASE SEE THE PROSPECTUS FOR DETAILS.
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     GUARANTEED LIVING BENEFIT OPTIONS                          GUARANTEED LIVING BENEFIT OPTIONS (continued)
     (MAY SELECT ONLY ONE)

     Guaranteed Minimum Withdrawal Benefit (GMWB)               For Life Guaranteed Minimum Withdrawal Benefits (GMWB)
     __ SAFEGUARD MAX(SM)(Ages 0-85)                            __ LIFEGUARD FREEDOM(SM)
        (GMWB with 5 Year Step-Up)                                 (For Life GMWB with Bonus and Annual Step-Up)
     __ AUTOGUARD 5(SM)(Ages 0-80)                              __ LIFEGUARD FREEDOM DB(SM) (1) (Ages 45-75)
        (5% GMWB with Annual Step-Up)                              (For Life GMWB with bonus, GWB Adjustment, Annual Step-Up, &
     __ AUTOGUARD 6(SM) (Ages 0-80)                                Death Benefit)
        (6% GMWB with Annual Step-Up)                           __ LIFEGUARD FREEDOM WITH JOINT OPTION(SM)(2)(3) (Ages 45-80)
                                                                   (Joint For Life GMWB with Bonus and Annual Step-Up)
                                                                __ LIFEGUARD SELECT(SM) (4) (Ages 55-80)
                                                                   (For Life GMWB with Bonus, GWB Adjustment, and Annual Step-Up)
                                                                __ LIFEGUARD SELECT WITH JOINT OPTION (SM) (2)(3)(4) (Ages 55-80)
                                                                   (Joint For Life GMWB with Bonus, GWB Adjustment, and Annual
                                                                   Step-Up)

                                ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

        (1)  May not be selected in combination with an Optional Death Benefit.
        (2)  For Non-Qualified plans, spousal joint ownership required unless non-natural  owner, then spousal joint annuitants required.  Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed.
        (3)  For Qualified plans, 1005 spousal primary beneficiary designation required.  Please ensure the Primary Beneficiary section on Page 2 (including the "Relationship to Owner" box) is properly completed.  Not available on Custodial
             Accounts.
        (4)  If selected, the total number of elections in the Premium Allocation section may not exceed 17.
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SYSTEMATIC INVESTMENT
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___ CHECK HERE FOR AUTOMATIC REBALANCING.  Only the Portfolios selected in the Premium Allocation Section and the 1-year Guaranteed
Account (if selected) will participate in the program.  The 5-year Guaranteed Account is not available for Automatic Rebalancing.

Frequency:  ___ Monthly    ___ Quarterly     ___ Semi-Annual     ___ Annual

Start Date: ___________________________________________

If no date is selected, the program will begin one month/quarter/half year/year (depending on the frequency you selected) from the date Jackson applies the first premium payment.  If no frequency is selected, the frequency will be annual.  No transfers made on days 29, 30 or 31, unless set up on an annual frequency.

                               TO SELECT DCA, PLEASE ATTACH THE SYSTEMATIC INVESTMENT FORM (V4277).
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VDA 101CT 04/09                                           Connecticut                                                  V3495CT 04/09

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                                               PLEASE SELECT FROM THE FOLLOWING INVESTMENT PORTFOLIOS AND GUARANTEED ACCOUNT OPTIONS
PREMIUM ALLOCATION                             TOTAL NUMBER OF ELECTIONS MAY NOT EXCEED 18 * TOTAL ALLOCATION MUST EQUAL 100%
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         INVESTMENT PORTFOLIOS
NUMBER   JNL(R)                                                     NUMBER     JNL/MELLON (continued)
301 ___% Institutional Alt 20                                       129 ___% International Index
302 ___% Institutional Alt 35                                       133 ___% Bond Index
303 ___% Institutional Alt 50                                       242 ___% Index 5
304 ___% Institutional Alt 65                                       243 ___% 10 x 10
         JNL(R)/AIM                                                 191 ___% Communications Sector
113 ___% International Growth                                       185 ___% Consumer Brands Sector
196 ___% Large Cap Growth                                           189 ___% Financial Sector
206 ___% Global Real Estate                                         188 ___% Healthcare Sector
195 ___% Small Cap Growth                                           190 ___% Oil & Gas Sector
         JNL/CAPITAL GUARDIAN                                       187 ___% Technology Sector
150 ___% Global Balanced                                                     JNL/OPPENHEIMER
103 ___% Global Diversified Research                                173 ___% Global Growth
250 ___% International Small Cap                                             JNL/PAM
102 ___% U.S. Growth Equity                                         272 ___% Asia ex-Japan
         JNL/CREDIT SUISSE                                          273 ___% China-India
066 ___% Global Natural Resources                                            JNL/PIMCO
068 ___% Long/Short                                                 078 ___% Real Return
         JNL/EAGLE                                                  127 ___% Total Return Bond
115 ___% Core Equity                                                         JNL/PPM AMERICA
116 ___% SmallCap Equity                                            105 ___% Core Equity
         JNL/FRANKLIN TEMPLETON                                     136 ___% High Yield Bond
062 ___% Founding Strategy                                          293 ___% Mid Cap Value
069 ___% Global Growth                                              294 ___% Small Cap Value
075 ___% Income                                                     106 ___% Value Equity
064 ___% Mutual Shares                                                       JNL/RED ROCKS
208 ___% Small Cap Value                                            300 ___% Listed Private Equity
         JNL/GOLDMAN SACHS                                                   JNL/SELECT
110 ___% Core Plus Bond                                             104 ___% Balanced
059 ___% Emerging Markets Debt                                      107 ___% Money Market
207 ___% Mid Cap Value                                              179 ___% Value
076 ___% Short Duration Bond                                                 JNL/T. ROWE PRICE
         JNL/JPMORGAN                                               111 ___% Established Growth
126 ___% International Value                                        112 ___% Mid-Cap Growth
101 ___% MidCap Growth                                              149 ___% Value
109 ___% U.S. Government & Quality Bond                                      JNL/S&P STRATEGIC
         JNL/LAZARD                                                 292 ___% S&P 4
077 ___% Emerging Markets                                           274 ___% Competitive Advantage
132 ___% Mid Cap Value                                              278 ___% Dividend Income & Growth
131 ___% Small Cap Value                                            279 ___% Intrinsic Value
         JNL/MELLON CAPITAL MANAGEMENT                              280 ___% Total Yield
224 ___% JNL 5                                                               JNL/S&P MANAGED PORTFOLIOS
184 ___% 25                                                         227 ___% Conservative
186 ___% Select Small-Cap                                           226 ___% Moderate
079 ___% JNL Optimized 5                                            117 ___% Moderate Growth
225 ___% VIP                                                        118 ___% Growth
096 ___% Dow Dividend                                               119 ___% Aggressive Growth
299 ___% European 30                                                         JNL/S&P RETIREMENT
222 ___% Nasdaq(R) 25                                               097 ___% Retirement Income
244 ___% NYSE(R) International 25                                   098 ___% Retirement 2015
298 ___% Specific Rim 30                                            099 ___% Retirement 2020
074 ___% S&P 24                                                     100 ___% Retirement 2025
248 ___% S&P SMid 60                                                         JNL/S&P DISCIPLINED
223 ___% Value Line 30                                              070 ___% Moderate
123 ___% S&P 500(R) Index                                           071 ___% Moderate Growth
124 ___% S&P(R) 400 MidCap Index                                    072 ___% Growth
128 ___% Small Cap Index                                                 GUARANTEED ACCOUNT OPTIONS
                                                                    ___% 1-year
                                                                    ___% 5-year

                                 TO SELECT CAPITAL PROTECTION PROGRAM, PLEASE SEE NEXT PAGE.
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                    RESTRICTIONS MAY APPLY AT JACKSON'S DISCRETION ON A NON-DISCRIMINATORY BASIS.
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VDA 101CT 04/09                                           Connecticut                                                  V3495CT 04/09

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CAPITAL PROTECTION PROGRAM
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 __ Yes __ No    (If no selection is made, Jackson(SM) will default  to "No.")

If you marked "Yes", which Guaranteed Account Option do you wish to select for the Capital Protection Program? Select only one.

 __ 1-Year    __ 5-Year

Having selected the Capital Protection Program, the balance of your initial premium will be allocated as indicated in the Premium Allocation Section on page 4.
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TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION
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DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
___ Yes      ____ No

By checking "Yes", I (We) authorize Jackson National Life Insurance Company (Jackson) to accept fund transfers/allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Representative subject to Jackson's administrative procedures. Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures.

I (We) agree that Jackson, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

IF NO ELECTION IS MADE,  JACKSON  WILL  DEFAULT TO "YES".
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ELECTRONIC DELIVERY OF STATEMENTS/CORRESPONDENCE
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I (We) consent ___ to electronic delivery of the following:

___ quarterly statements     ___ prospectuses and prospectus supplements
___ periodic and immediate   ___ proxy and other voting materials, related
    confirmations                correspondence
___ annual and semi-annual   ___ other documents from Jackson National Life
    reports                      Insurance Company.

This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by e-mail or by notice to you of a document's availability on a web-site.

I (We) do not consent ___ to electronic delivery for any of the documents listed above.

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows:

     To view and download material electronically, you must have a computer with Internet access, an active e-mail account, Adobe Acrobat Reader and/or a CD-ROM drive. If you don't already have Adobe Acrobat Reader, you can download it free from WWW.ADOBE.COM

I (We) do __ do not ___ have ready access to computer hardware and software that meet the above requirements. My e-mail address is:__________________________. I
(We) will notify the company of any new e-mail address.

There is no charge for electronic delivery, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current e-mail address. Also let Jackson know if that e-mail address changes. We may need to notify you of a document's availability through e-mail. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson Service Center or go to www.jackson.com to update your e-mail address, revoke your consent to electronic delivery, or request paper copies. Even if you have given us consent, we are not required to make
electronic   delivery  and  we  have  the  right  to  deliver  any  document  or communication in paper form. This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.
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         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
                Not a deposit * Not insured by any federal agency
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VDA 101CT 04/09              Connecticut                           V3495CT 04/08

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IMPORTANT - PLEASE READ CAREFULLY - SIGNATURE(S) REQUIRED BELOW.
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1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS, DEATH BENEFIT VALUES, AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF AN INVESTMENT DIVISION IN THE SEPARATE ACCOUNT OF JACKSON ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have received a current prospectus for this variable annuity and for each available Investment Portfolio and understand that the results shown, other than the Guaranteed Minimum Values, are not guarantees, promises, or warranties.

5. The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.

6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.

7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE GUARANTEED ACCOUNT OPTIONS ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.

8. I (We) certify that the age of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant or Joint Annuitant, if applicable, stated in this application are true and correctly recorded for purposes of electing an Optional Death Benefit or Other Optional Benefits.

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Owner's Name (Please print)                  Owner Title (If owned by an entity)

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Owner's Signature             Date Signed (mm/dd/yyyy)        State where signed

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Joint Owner's Signature       Date Signed (mm/dd/yyyy)        State where signed

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Annuitant's Signature         Date Signed (mm/dd/yyyy)        State where signed
(if other than Owner)

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Joint Annuitant's Signature   Date Signed (mm/dd/yyyy)        State where signed
(if other than Joint Owner)

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PRODUCER/REPRESENTATIVE INFORMATION - PLEASE PRINT
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Producer/Representative's Full Name   (First)     (Middle)     (Last)             Phone No. (include area code)

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Address (number and street)                     City, State, ZIP (xxxxx-xxxx)

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E-Mail Address                 Contact your home office for program information. (If none indicated, designated default will be used.)
                                   __ Option A   __ Option B  __ Option  C
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Broker/Dealer Name              Broker/Dealer Representative No.             Jackson Producer/Representative No.

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PRODUCER/REPRESENTATIVE'S STATEMENT - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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PRODUCER/REPRESENTATIVE'S CERTIFICATION REGARDING SALES MATERIAL
Important Note: Complete this certification section only if the applicant answered affirmatively to the Statement Regarding Existing Policies or Annuity Contracts AND answered "Yes" to EITHER question 1 or 2 on the Notice Regarding Replacement (Form X0512 - state variations may apply).
I certify that:

__ I did not use sales material(s) during the presentation of this Jackson product to the applicant.

__ I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant. In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.

I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790 - state variations may apply) and ensure that this replacement (if applicable) is consistent with that position. By signing this form, I certify that the statement regarding any applicable life insurance policies or annuity contracts and the statement regarding sales material have been answered correctly to the best of my knowledge.

I certify that: I am authorized and qualified to discuss the contract herein applied for; I have fully explained the contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate.

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Producer/Representative's Signature                     Date Signed (mm/dd/yyyy)

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                                                                     Page 6 of 6
VDA 101CT 04/09              Connecticut                           V3495CT 04/09